UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2009

HORIZON LINES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Organization)		Identification No.)
4064 Colony Road, Suite 200
Charlotte, North Carolina 28211
(Address of Principal Executive Offices, including Zip Code)
(704) 973-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2009 Cash Incentive Plan
On March 13, 2009, the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors approved the performance measures, percentage weightings and percentage of base salary targets that will be used to determine awards for the Company’s Annual Cash Incentive Plan (the “Cash Incentive Plan”) for the fiscal year ending December 20, 2009 (“fiscal 2009”). The Company’s named executive officers, as well as all other non-union, full-time employees, participate in the Cash Incentive Plan. The annual bonus opportunities for each named executive officer are based on certain measures of Company financial performance and individual performance, percentage weightings for each performance measure and percentage of a participant’s base salary target, each as established by the Compensation Committee.
The Company financial performance measures established by the Compensation Committee vary by position and, if applicable, the specific line of business for which the executive is responsible. The bonus opportunities for the chief executive officer (the “CEO”), the chief financial officer (the “CFO”) and each vice president of a corporate function (a “VP”) are based on Company EBITDA and the amount by which the Company’s net debt is reduced in fiscal 2009. In addition, the bonus opportunities for the CFO and for VPs are affected by their individual performance for the year. The bonus opportunity for the president of the Company’s liner business (“Liner President”) and logistic business (“Logistics President”) are based on a combination of Company-wide performance measures, similar to the CEO, CFO and the VPs, as well as certain measures of the financial performance of their specific lines of business and individual performance. For this purpose, EBITDA is a non-GAAP financial measure defined as net income plus net interest expense, income taxes, depreciation and amortization.
The performance measures for the named executive officers and the relative weighting of those measures is described in the following table:

	Corporate		Liner Business		Logistics Business		Individual
				EBITDA
Named Executive		Debt		Operating		Revenue	Performance
Officer	EBITDA	Reduction	EBITDA	Margin	EBITDA	Growth	Evaluation

CEO	50%	50%

CFO	40%	40%					20%

Liner President	10%	20%	30%	20%			20%

Logistics President	10%	10%			25%	35%	20%

The funding levels established by the Compensation Committee depend upon meeting a minimum threshold level of Company-wide and/or business unit EBITDA for the year, depending on which EBITDA target or targets apply to the officer. If the appropriate threshold is not met, no participant will be entitled to receive a bonus under the plan, even if thresholds are met with respect to one or more of the other financial or individual performance measures applicable to that participant. If the applicable EBITDA threshold is met, funding is computed for each financial and/or individual performance measure applicable to a participant. Each named executive officer has a prescribed target bonus amount under the plan, quantified as a percentage of base salary for fiscal 2009, as follows: 95% for the CEO, 70% for the CFO, 70% for the Liner President and 70% for the Logistics President. Funding is determined as follows:
•
funding of at least 50% of the named executive officer’s target opportunity, but less than 100% of target opportunity, if the minimum threshold for the performance measure is obtained but the target level is not achieved;

•	funding of at least 100% of the named executive officer’s target opportunity, but less than 200% of target opportunity, if the target level for the performance measure is achieved or exceeded; and

•	funding of up to 200% of the named executive officer’s target opportunity if the maximum level is met or exceeded for that performance measure.
The funding level for individual performance is 100% of target opportunity if the named executive officer met individual performance objectives, and up to 125% of target opportunity for performance that exceeds those objectives. The amount funded for each performance measure is then multiplied by the percentage weighting applicable to the named executive officer for that performance measure. The sum of those weighted amounts equals the named executive officer’s earned bonus for the year.
After Compensation Committee approval, incentive awards earned under the plan will be paid as lump-sum cash distributions as soon as practicable after the end of the Company’s fiscal year. A named executive officer must be employed by the Company on the last day of fiscal 2009 and on the date of bonus payment (expected within 90 days of fiscal year end) to receive a bonus under the plan.
Restricted Stock Awards
On March 18, 2009, the Compensation Committee awarded shares of restricted stock to each named executive officer other than the CEO. Some of the restricted stock will be earned if the named executive officer satisfies a three year service requirement (“Service-Based Awards”), while the other restricted stock will be earned if specified Company performance goals are achieved for fiscal 2009 and the named executive officer satisfies a three year service requirement (“Performance-Based Awards”). These restricted stock awards were granted under the Company’s Amended and Restated Equity Incentive Plan.

The Service-Based Awards entitle the named executive officers to receive a specified number of shares of Company common stock if they are continuously employed by the Company until March 18, 2012. These shares are forfeited if the executive terminates employment before that date, unless termination is on account of retirement and the sum of the executive’s age and service is 75 or more, in which case the executive will vest in a pro-rated portion of the shares.
The Performance-Based Awards entitle the named executive officers to receive shares of Company common stock based on the level of the Company’s net income for the fiscal 2009. In the event that the Company does not achieve a minimum threshold net income level, the executives will not be entitled to receive any shares of Company stock. If the Company achieves a net income level greater than a threshold level, the executives will be entitled to receive at least 50% and up to 200% of the number of shares awarded to them under their Performance-Based Awards, depending on the actual net income achieved for fiscal 2009. In addition to the Company achieving at least a threshold net income level, the named executive officers must remain continuously employed by the Company until March 18, 2012 to receive any shares under their Performance-Based Awards. Shares are forfeited if the executive terminates employment before that date, unless termination is on account of retirement and the sum of the executive’s age and service is 75 or more, in which case the executive will vest in a pro-rated portion of the shares payable based on the net income level achieved for fiscal 2009.
Dividends on the shares underlying both the Service-Based Awards and the Performance-Based Awards will be accrued and paid, without interest, at the time that underlying shares vest, and will be forfeited if the underlying shares are forfeited. The number of shares of restricted stock underlying each named executive officer’s awards are as follows:

Named Executive Officer	Service-Based Award	Performance-Based Award

CEO	N/A	N/A

CFO	25,000	25,000

Liner President	25,000	25,000

Logistics President	25,000	25,000
The foregoing summary of the Service-Based Awards and the Performance-Based Awards is qualified in its entirety by reference to the form of award agreement for each type of award, which are attached as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits
10.1    Form of Service Based Award
10.2    Form of Performance Based Award
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)

Date: March 19, 2009	By:	/s/ Michael T. Avara

Michael T. Avara Senior Vice President and Chief Financial Officer

Exhibit Index
10.1      Form of Service Based Award
10.2      Form of Performance Based Award